Statement of Additional Information Supplement

February 15, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated February 15, 2013 to the Morgan Stanley Institutional Fund Trust (the "Trust") Statement of Additional Information dated January 31, 2013 of:

The third paragraph of the section of the Trust's Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" is hereby deleted and replaced with the following:

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On Class I, Class P, Class H and Class L shares of the Portfolios held in Intermediary accounts, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  With respect to one or more Intermediaries, a one-time fee in an amount up to $25,000 for access to such Intermediary's sales platform(s).

Please retain this supplement for future reference.